UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2014

SPS Commerce, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, MN		55402
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (612) 435-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

On October 12, 2014, we, together with our wholly owned subsidiary SPS Commerce Australia Pty Ltd, entered into and completed an asset purchase agreement with Leadtec Systems Australia Pty Ltd, known as Leadtec, and its affiliates, Advanced Barcode Solutions Pty Ltd, Scott Needham and Leading Technology Group Pty Ltd. Under the asset purchase agreement, we purchased and acquired from Leadtec substantially all of the assets used in Leadtec’s business. Leadtec is in the business of cloud-based integration solutions. We paid Leadtec $12.7 million in cash and issued 43,595 shares of our common stock to Leadtec and assumed certain liabilities of Leadtec.

This description of the asset purchase agreement does not purport to be complete and is qualified in its entirety by reference to the asset purchase agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this report is incorporated herein by reference. A copy of the press release announcing the completion of the acquisition is also attached to this report as Exhibit 99.1.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the asset purchase agreement described in Item 1.01, on October 12, 2014 we issued an aggregate of 43,595 shares of our common stock to Leadtec in an unregistered transaction. We did so in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering, and Rule 506 promulgated thereunder, in view of the absence of a general solicitation, the limited number of offerees and purchasers, and the representations and agreements of Leadtec in the asset purchase agreement.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The following financial statements are filed herewith as Exhibit 99.2:

•	Audited financial statements of Leadtec Systems Australia Pty Ltd as of June 30, 2014 and 2013 and for the years then ended;

(b)	Pro Forma Financial Information

The following financial statements are filed herewith as Exhibit 99.3:

•	Unaudited pro forma condensed combined balance sheet as of June 30, 2014;

•	Unaudited pro forma condensed combined statement of income for the six months ended June 30, 2014;

•	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2013; and

•	Notes to unaudited pro forma condensed combined financial statements.

(d)	Exhibits

No.	Description

2.1	Asset Purchase Agreement, dated as of October 12, 2014, by and between Leadtec Systems Australia Pty Ltd, Advanced Barcode Solutions Pty Ltd, Scott Needham, Leading Technology Group Pty Ltd, SPS Commerce Australia Pty Ltd and SPS Commerce, Inc.

23.1	Consent of KPMG

99.1	Press Release, dated October 13, 2014, announcing the completion of the acquisition

99.2	Audited financial statements of Leadtec Systems Australia Pty Ltd as of June 30, 2014 and 2013

99.3	Unaudited pro forma condensed combined financial statements and notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: October 14, 2014	By:	/s/ Kimberly K. Nelson
Kimberly K. Nelson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

2.1	Asset Purchase Agreement, dated as of October 12, 2014, by and between Leadtec Systems Australia Pty Ltd, Advanced Barcode Solutions Pty Ltd, Scott Needham, Leading Technology Group Pty Ltd, SPS Commerce Australia Pty Ltd and SPS Commerce, Inc.	Filed Electronically

23.1	Consent of KPMG	Filed Electronically

99.1	Press Release, dated October 13, 2014, announcing the completion of the acquisition	Filed Electronically

99.2	Audited financial statements of Leadtec Systems Australia Pty Ltd as of June 30, 2014 and 2013	Filed Electronically

99.3	Unaudited pro forma condensed combined financial statements and notes	Filed Electronically